THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® B Class

Supplement dated September 14, 2018 to the prospectus dated May 14, 2018

This supplement discusses a correction to your Lincoln Level Advantage® variable and index-linked annuity contract. It is for informational purposes and requires no action on your part. All other provisions of your prospectus not discussed in this supplement remain unchanged.

Appendix A – Interim Value Calculation – Interim Value for Indexed Segment(s) with no Annual Locks. Line item (3) of this calculation is corrected to read:

(3) is F multiplied by (1 + (G x H)) where:

Please retain this supplement for future reference.